VANGUARD(R)NEW YORK TAX-EXEMPT FUNDS

SEMIANNUAL REPORT * MAY 31, 2002


VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                1
Report from the Adviser                 5
Fund Profiles                           8
Glossary of Investment Terms           10
Performance Summaries                  11
Financial Statements                   13
--------------------------------------------------------------------------------
Summary

* The Vanguard New York Tax-Exempt Funds earned six-month total returns that were ahead of those of their average peers.

* Prices of short- and intermediate-term municipal bonds rose slightly during the fiscal half-year as interest rates inched downward.

* Though bonds posted only modest gains for the six months, their returns were far better than the -3.4% return of the broad stock market.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

VANGUARD(R) NEW YORK LONG-TERM TAX-EXEMPT FUND earned a solid total return of 2.8% during the first half of its 2002 fiscal year. As you can see in the table below, for the six months ended May 31, 2002, your fund's total return (capital change plus reinvested distributions) topped those of its average peer and a broad measure of the municipal bond market.

     VANGUARD(R) NEW YORK TAX-EXEMPT MONEY MARKET FUND also outperformed its average peer in the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the total returns for each fund are presented in the table that follows this letter.

-----------------------------------------------------------------------
TOTAL RETURNS
                                                      SIX MONTHS ENDED
                                                          MAY 31, 2002
-----------------------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND                     0.7%
  (SEC 7-Day Annualized Yield: 1.40%)
Average New York Tax-Exempt Money Market Fund*                     0.5
-----------------------------------------------------------------------
VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                                  2.8%
  Admiral Shares                                                   2.8
Average New York Municipal Debt Fund*                              2.1
Lehman Municipal Bond Index                                        2.6
-----------------------------------------------------------------------
* Derived from data provided by Lipper Inc. For the Long-Term Tax-Exempt Fund, the Average New York Insured Municipal Debt Fund through March 31, 2002; the Average New York Municipal Debt Fund thereafter.


On May 31, the yield of the Long-Term Tax-Exempt Fund (Investor Shares) stood at 4.08%, up from 3.98% at the end of November 2001; the Tax-Exempt Money Market Fund's yield was 1.40%, down from 1.54%.

     For New York residents, income earned by the funds is exempt from federal and state income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket, the taxable equivalent yields were about 7.13% for the Long-Term Tax-Exempt Fund and about 2.45% for the Tax-Exempt Money Market Fund.


INVESTOR SHARES
The class most commonly purchased.

ADMIRAL(TM) SHARES
A lower-cost class of shares available to longtime shareholders and to those with significant investments in the fund.

THE ECONOMY'S EXPANSION RESTRAINED BOND RETURNS

An economic recovery took hold in the United States during early 2002, but it appears as though the growth will not result in higher short-term interest rates--at least for now. The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note-- a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.

-------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                     PERIODS ENDED MAY 31, 2002
                                            -----------------------------------
                                                SIX           ONE          FIVE
STOCKS                                       MONTHS          YEAR        YEARS*
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index                    2.3%          8.1%          7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index            3.0           6.6           6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                     0.9           2.6           4.7
-------------------------------------------------------------------------------
BONDS
Russell 1000 Index (Large-caps)               -4.9%        -13.3%          6.4%
Russell 2000 Index (Small-caps)                6.5          -0.5           6.4
Wilshire 5000 Index (Entire market)           -3.4         -11.8           6.0
MSCI EAFE Index (International)                3.1          -9.6           0.3
===============================================================================
CPI
Consumer Price Index                           1.4%          1.2%          2.3%
-------------------------------------------------------------------------------
*Annualized.

     Bond prices declined as rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 2.3%. Despite some high-profile blowups in the telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

IN THE MUNI MARKET, MOST YIELDS DIPPED A BIT

     Among tax-exempt municipal bonds, yields of short- and intermediate-term securities inched lower while yields of long-term bonds rose slightly. Yields of top-grade, 2-year municipal securities fell 8 basis points to 2.27% and yields of 10-year notes dipped 4 basis points to 4.16%. The 30-year muni bond yielded 5.17% on May 31, up 11 basis points from its starting point on November 30, 2001.

     Municipal bonds generally outperformed U.S. Treasury securities during the six months. However, as a result of the rise in Treasury yields and the slight declines in short- and intermediate-term muni yields, municipal bonds were not as attractive relative to Treasuries at the end of the fiscal half-year as they were at the beginning. On May 31, the 10-year municipal bond, whose interest income is exempt from federal income taxes, offered a yield that was equal to about 82% of the yield of the fully taxable 10-year U.S. Treasury note--still a great value for most investors. (The ratio was even higher, about 88%, at the end of November 2001.)

     See the Report from the Adviser on page 5 for more details on the municipal bond market.

STOCKS STAYED WEAK

During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.

     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.

     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. Value stocks held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.

     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line.

YOUR FUNDS OUTPACED THEIR PEERS

     As noted earlier, the New York Long-Term Tax-Exempt Fund's total return of 2.8% for the fiscal half-year topped that of its average peer. The fund's Investor Shares earned an income return of 2.3%, which was augmented by a 0.5% capital return.

--------------------------------------------------------------------------------
Our funds are aided by skilled investment management and our significant cost advantage.
--------------------------------------------------------------------------------

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2002, the Long-Term Tax-Exempt Fund Investor Shares earned a total return of 6.4%, consisting of an income return of 4.7% and a capital return of 1.7%.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently about 4.1% for the Long-Term Tax-Exempt Fund.

     Our funds are aided in their quest to achieve superior performance by the skilled investment management of Vanguard's Fixed Income Group, which oversees all of our municipal bond funds, and by our significant cost advantage over competing funds. The Long-Term Tax-Exempt Fund's Investor Shares and the

Tax-Exempt Money Market Fund have annualized expense ratios (expenses as a percentage of average net assets) of 0.18% and 0.16%, respectively, or $1.80 and $1.60 per $1,000 invested. This is far below the 1.11% charged by the average New York municipal tax-exempt fund and the 0.63% charged by the average New York tax-exempt money market fund, according to Lipper Inc. (The Admiral Shares of our Long-Term Tax-Exempt Fund have an expense ratio of 0.13%.) Low costs are an especially powerful force in bond investing because the expenses incurred by a fund directly reduce the income paid by the fund. And because managers of funds with similar mandates choose from a similar pool of securities, differences in costs often translate into differences in total returns.



THE VALUE OF BONDS ENDURES

Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of stocks. We believe that bond funds and money market funds--particularly those that are exempt from federal and state taxes--are valuable in any kind of market. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.

     We thank you for your confidence in our approach and for entrusting your money to us.


SINCERELY,

/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


June 11, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001-MAY 31, 2002

                                                            DISTRIBUTIONS
                                                              PER SHARE
                                                   -----------------------------
                             STARTING       ENDING      INCOME         CAPITAL
                          SHARE PRICE  SHARE PRICE   DIVIDENDS           GAINS
--------------------------------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT
 MONEY MARKET FUND              $1.00        $1.00      $0.007           $0.000
--------------------------------------------------------------------------------
VANGUARD NEW YORK LONG-TERM
  TAX-EXEMPT FUND
  Investor Shares              $11.20       $11.19      $0.252           $0.063
  Admiral Shares                11.20        11.19       0.255            0.063
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the six months ended May 31, 2002, Vanguard New York Long-Term Tax-Exempt Fund and Vanguard New York Tax-Exempt Money Market Fund provided positive returns that outpaced the results of their average peers. Overall, the increasing signs of economic recovery pushed U.S. Treasury bond prices lower during the fiscal half-year. However, yields of short- and intermediate-term municipal securities dipped as prices rose.

THE U.S. ECONOMY RECOVERED

The economic picture during the first half of the funds' 2002 fiscal year was considerably brighter than in the previous 12 months.

     The U.S. economy surged during the later stages of the semiannual period. In the first three months of 2002, real gross domestic product grew at an annual rate of 6.1%, well ahead of the 1.7% growth rate in fourth-quarter 2001 (not to mention the -1.3% contraction in the quarter before that). However, we note that U.S. consumers have essentially been carrying the rest of the economy on their backs. Spending continued at a terrific pace during the half-year as the wave of earlier home refinancings put extra cash into Americans' pockets.

     It's important to note that during the six months that ended on May 31, the nation and the financial markets were still dealing with the horrible events of September 11. The bond market, in particular, was affected by the intense interest in the safety offered by U.S. Treasury securities. Treasury prices soared immediately after the terrorist attacks but tailed off somewhat during the ensuing months as signs of economic growth emerged.

     As mentioned above, the most interesting aspect of the strong first-quarter economic growth was the remarkable spending stamina demonstrated by the American populace. Throughout the (relatively brief) recession, the U.S. consumer never blinked. People kept right on spending despite massive equity market losses, widespread layoffs, and a reportedly sharp drop in consumer confidence that was triggered by the terrorist attacks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in high-quality securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------

Overall, the economy appeared to be digging out of the recession, as the slowdown in inventory cutbacks added strongly to growth. However, we believe that the recovery may not be quite as rapid as some market participants expect. In fact, we see at least two factors arguing for a more modest rebound: the reduced level of business investment and the probability that consumer spending cannot continue at such a torrid pace.

     Of course, the economic environment affected the level of interest rates during the half-year. The recession and the tragic events of September 11 prompted the Federal Reserve Board to reduce its target for short-term interest rates to 1.75%--a four-decade low. However, the Fed seems in no hurry to increase short-term interest rates, even in light of the seemingly positive economic news. With inflation well in check--companies have little pricing power, and commodity prices are low--the Fed can afford to keep rates low without fearing that economic growth will trigger higher prices anytime soon.


MUNICIPAL BONDS PERFORMED WELL

The impact of the recession on many municipalities has lingered, despite the recent economic improvement. To fill budget gaps caused by lower tax receipts, state and local governments have used a variety of tactics. They have:

* Securitized tobacco settlement payments (essentially trading the rights to future payments for cash now).
*    Cut spending.
*    Curtailed planned income-tax reductions.

     As shown in the adjacent table, yields of short- and intermediate-term municipal bonds dipped during the six months. However, Treasuries' yields generally rose, and this widening spread made munis somewhat less attractive to investors with taxable accounts than they were six months ago. Two-year municipal bonds, which provided about 83% of the yield of a comparable Treasury security at the end of the 2001 fiscal year, offered about 71% of the Treasury yield as of May 31. Longer-term municipal bonds also offered less relative to Treasuries than they had on November 30, 2001, but these munis still provided 93% of the 30-year bond's yield as of May 31.


-------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS
                                                                        CHANGE
MATURITY                 MAY 31, 2002         NOV. 30, 2001      (BASIS POINTS)
-------------------------------------------------------------------------------
2 years                         2.27%                 2.35%                 -8
5 years                         3.31                  3.40                  -9
10 years                        4.16                  4.20                  -4
30 years                        5.17                  5.06                 +11
-------=-----------------------------------------------------------------------
Source: The Vanguard Group.


     In New York, the supply of municipal debt that came to the market through May was ahead of last year's pace by about 46%. The increase in New York's muni issuance was related to the September 11 tragedies and to the financial restructuring of the city's Metropolitan Transportation Authority. The financial impact of the terrorist attacks will continue to have a significant effect on New York's finances. In fact, President George Bush recently committed $21 billion in various kinds of aid to help the city recover. And the economic stimulus package that was enacted in the spring authorized issuance of tax-exempt bonds to help the city refinance some of its debt and provide financing for economic development--for both commercial and residential projects--in Lower Manhattan.

     Though municipal bonds are not quite as attractive relative to Treasuries as they were six months ago, we believe that munis still represent good value. In fact, for investors in the top federal income tax bracket, the 4.16% yield of a 10-year municipal bond on May 31 was equivalent to a yield of about 6.78% for a taxable bond. (The yield of the 10-year Treasury on May 31 was 5.05%.) This "extra" after-tax income represents a significant advantage for muni investors.


OUR PLEDGE TO OUR SHAREHOLDERS

Our dedication to sound investment-management principles and low costs has helped us to build an impressive performance record, both in the past six months and over the lifetimes of our funds. We fully expect that our time-tested investment philosophy will continue to work to the benefit of each of our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 17, 2002

FUND PROFILE                                                  AS OF MAY 31, 2002
 FOR NEW YORK TAX-EXEMPT MONEY MARKET FUND


This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 10.

-------------------------------------
FINANCIAL ATTRIBUTES

Yield                            1.4%
Average Maturity              32 days
Average Quality                 MIG-1
Expense Ratio                  0.16%*
-------------------------------------
*Annualized.

-------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

MIG-1/SP-1+                     58.6%
A-1/P-1                         40.0
AAA/AA                           0.8
A                                0.6
-------------------------------------
Total                          100.0%
-------------------------------------

FUND PROFILE                                                  AS OF MAY 31, 2002
   FOR NEW YORK LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 10.

-----------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                     LEHMAN
                                 FUND                INDEX*
-----------------------------------------------------------
Number of Issues                  274                43,314
Yield                                                  4.3%
  Investor Shares                4.1%
  Admiral Shares                 4.1%
Yield to Maturity                4.1%                    --
Average Coupon                   4.9%                  5.3%
Average Maturity            8.4 years            13.9 years
Average Quality                   AAA                   AA+
Average Duration            6.2 years             7.8 years
Expense Ratio
  Investor Shares             0.18%**                    --
  Admiral Shares              0.13%**                    --
Cash Investments                 0.3%                    --
-----------------------------------------------------------

--------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF PORTFOLIO)

AAA                        89.6%
AA                          8.9
A                           0.9
BBB                         0.6
BB                          0.0
B                           0.0
Not Rated                   0.0
--------------------------------
Total                     100.0%
--------------------------------


------------------------------
INVESTMENT FOCUS

AVERAGE MATURITY          LONG
CREDIT QUALITY            HIGH
------------------------------

-------------------------------------------
VOLATILITY MEASURES
                `                    LEHMAN
                          FUND       INDEX*
-------------------------------------------
R-Squared                 0.97         1.00
Beta                      1.19         1.00
-------------------------------------------

------------------------------
DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

Under 1 Year             13.7%
1-5 Years                 7.2
5-10 Years               55.3
10-20 Years              18.3
20-30 Years               4.4
Over 30 Years             1.1
------------------------------
Total                   100.0%
------------------------------
                                                         [PICTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Lehman Municipal Bond Index.
**Annualized.

Glossary of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES                                         AS OF MAY 31, 2002

All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


NEW YORK TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 3, 1997-MAY 31, 2002
--------------------------------------------------------------------------------
           NEW YORK TAX-EXEMPT  AVERAGE          NEW YORK TAX-EXEMPT     AVERAGE
            MONEY MARKET FUND     FUND*            MONEY MARKET FUND       FUND*
--------------------------------------------------------------------------------
FISCAL             TOTAL          TOTAL   FISCAL         TOTAL             TOTAL
YEAR              RETURN         RETURN   YEAR          RETURN            RETURN
--------------------------------------------------------------------------------
1997               0.8%            0.8%   2000            3.9%              3.4%
1998               3.3             2.9    2001            2.8               2.4
1999               3.0             2.6    2002**          0.7               0.5
--------------------------------------------------------------------------------
                                         SEC 7-Day Annualized Yield (5/31/2002):
                                         1.40%
* Average New York Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2002.
Note: See Financial Highlights table on page 27 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                        SINCE INCEPTION
                                              ONE ------------------------------
                          INCEPTION DATE     YEAR   CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------
New York Tax-Exempt
 Money Market Fund              9/3/1997    2.10%     0.00%      3.11%     3.11%
--------------------------------------------------------------------------------

NEW YORK LONG-TERM TAX-EXEMPT FUND
-----------------------------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002
-----------------------------------------------------------------------------------------------------
              NEW YORK LONG-TERM                                    NEW YORK LONG0-TERM
        TAX-EXEMPT FUND INVESTOR SHARES                      TAX-EXEMPT FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------
FISCAL     CAPITAL     INCOME      TOTAL     TOTAL   FISCAL    CAPITAL    INCOME     TOTAL      TOTAL
YEAR        RETURN     RETURN     RETURN    RETURN   YEAR       RETURN    RETURN    RETURN     RETURN
-----------------------------------------------------------------------------------------------------
1992          4.1%       6.5%      10.6%     10.0%   1998         2.4%      5.3%     7.7%        7.8%
1993          6.4        6.0       12.4      11.1    1999        -7.0       4.7     -2.3        -1.1
1994        -11.5        5.1       -6.4      -5.2    2000         3.9       5.7      9.6         8.2
1995         13.5        6.4       19.9      18.9    2001         3.4       5.0      8.4         8.8
1996          0.4        5.4        5.8       5.9    2002**       0.5       2.3      2.8         2.6
1997          0.9        5.5        6.4       7.2
-----------------------------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2002.
Note:  See  Financial  Highlights  tables  on pages 28 and 29 for  dividend  and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                               ONE     FIVE --------------------
                             INCEPTION DATE   YEAR    YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund
  Investor Shares                  4/7/1986  3.23%    6.11%   1.23%  5.47% 6.70%
  Admiral Shares                  5/14/2001  3.96*       --      --     --    --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
  MAY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                    COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
-------------------------------------------------------------------------------------------------------------------------------
Briarcliff Manor NY Unified Free School Dist. BAN         3.00%        6/21/2002            $        18,000     $        18,004
Dutchess County NY BAN                                    2.25%        2/13/2003                      4,000               4,021
Erie County NY Water Auth. Rev. VRDO                      1.30%         6/5/2002(2)                  11,400              11,400
Great Neck NY Unified Free School Dist. TAN               3.50%        6/27/2002                     19,000              19,013
Jay Street NY Dev. Corp. Courts Fac. Lease Rev.
  (NYC Jay Street) VRDO                                   1.35%         6/5/2002LOC                  10,000              10,000
Jay Street NY Dev. Corp. Courts Fac. Lease Rev.
  (NYC Jay Street) VRDO                                   1.52%         6/4/2002LOC                   5,000               5,000
Long Island NY Power Auth. Electric System Rev. VRDO      1.30%        6/14/2002LOC                  20,000              20,000
Long Island NY Power Auth. Electric System Rev. VRDO      1.50%         6/4/2002                     34,900              34,900
Long Island NY Power Auth. Electric System Rev. VRDO      1.50%         6/4/2002LOC                   1,900               1,900
Long Island NY Power Auth. Electric System Rev. VRDO      1.55%         6/4/2002                      9,900               9,900
Metro. New York Transp. Auth. Rev. (Transp. Fac.)         6.50%         7/1/2002(Prere.)             17,250              17,663
Metro. New York Transp. Auth. Rev. (Transp. Fac.)        6.625%         7/1/2002(Prere.)              5,000               5,162
Metro. New York Transp. Auth. Rev. VRDO                   1.40%         6/5/2002(4)                  10,000              10,000
Metro. New York Transp. Auth. Transit Fac. CP             1.35%        6/18/2002LOC                  10,000              10,000
Metro. New York Transp. Auth. Transit Fac. CP             1.40%        6/18/2002LOC                  11,000              11,000
Metro. New York Transp. Auth. Transit Fac. CP             1.55%        6/13/2002LOC                  13,400              13,400
Metro. New York Transp. Auth. Transit Fac. CP             1.55%         6/6/2002LOC                  20,000              20,000
Metro. New York Transp. Auth. Transit Fac. CP             1.60%        6/13/2002LOC                   5,000               5,000
Muni. Assistance Corp. for New York City NY               5.50%         7/1/2002                      5,900               5,921
New York City NY Cultural Resources Rev.
  (Asia Society) VRDO                                     1.30%         6/6/2002LOC                  12,300              12,300
New York City NY Cultural Resources Rev.
  (Carnegie Hall) VRDO                                    1.55%         6/5/2002LOC                  15,325              15,325
New York City NY Cultural Resources Rev.
  (Solomon R. Guggenheim Foundation) VRDO                 1.50%         6/4/2002LOC                  19,507              19,507
New York City NY GO TOB VRDO                              1.36%         6/6/2002(3)*                  6,275               6,275

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                    COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
New York City NY GO TOB VRDO                              1.38%         6/5/2002(1)*                  9,995               9,995
New York City NY GO VRDO                                  1.30%         6/5/2002LOC                  18,650              18,650
New York City NY GO VRDO                                  1.45%         6/5/2002LOC                   6,700               6,700
New York City NY GO VRDO                                  1.50%         6/4/2002                      1,300               1,300
New York City NY GO VRDO                                  1.50%         6/4/2002LOC                   1,600               1,600
New York City NY GO VRDO                                  1.55%         6/4/2002(1)                  10,650              10,650
New York City NY Health & Hosp. Corp. Rev.
  (Health System) VRDO                                    1.30%         6/5/2002LOC                  11,800              11,800
New York City NY Health & Hosp. Corp. Rev.
  (Health System) VRDO                                    1.35%         6/5/2002LOC                  17,325              17,325
New York City NY IDA (National Audubon Society) VRDO      1.50%         6/4/2002LOC                  14,700              14,700
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                      1.32%         6/6/2002(3)*                 20,495              20,495
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                      1.35%         6/6/2002(1)*                 12,075              12,075
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          1.50%         6/4/2002(3)                  29,925              29,925
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          1.55%         6/4/2002(3)                  10,700              10,700
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          1.65%         6/4/2002(3)                  14,500              14,500
New York City NY Transitional Finance Auth. BAN           2.50%        2/26/2003                     30,000              30,217
New York City NY Transitional Finance
  Auth. Rev. TOB VRDO                                     1.35%         6/6/2002(3)*                  6,085               6,085
New York City NY Transitional Finance
  Auth. Rev. VRDO                                         1.30%         6/5/2002                     22,000              22,000
New York City NY Transitional Finance
  Auth. Rev. VRDO                                         1.35%         6/5/2002                      6,300               6,300
New York City NY Transitional Finance
  Auth. Rev. VRDO                                         1.50%         6/4/2002                     18,600              18,600
New York City NY Transitional Finance Auth. Rev. VRDO     1.55%         6/4/2002                     16,870              16,870
New York State Dormitory
  Auth. Rev. (City Univ.) TOB VRDO                        1.32%         6/6/2002(1)*                 13,245              13,245
New York State Dormitory
  Auth. Rev. (Columbia Univ.) CP                          1.40%        7/12/2002                      1,000               1,000
New York State Dormitory
   Auth. Rev. (Columbia Univ.) CP                         1.40%         9/9/2002                      7,450               7,450
New York State Dormitory Auth. Rev.
  (Columbia Univ.) CP                                     1.55%        7/12/2002                      5,555               5,555
New York State Dormitory Auth. Rev.
  (Cornell Univ.) CP                                      1.55%        9/13/2002                      9,300               9,300
New York State Dormitory Auth. Rev.
  (Cornell Univ.) VRDO                                    1.30%         6/6/2002                     42,330              42,330
New York State Dormitory Auth. Rev.
  (Cornell Univ.) VRDO                                    1.55%         6/4/2002                        800                 800
New York State Dormitory Auth. Rev.
  (Foundling Charities Corp.) VRDO                        1.15%         6/5/2002LOC                  17,465              17,465
New York State Dormitory Auth. Rev.
  (Mental Health Services) TOB VRDO                       1.35%         6/6/2002(1)*                 16,455              16,455
New York State Dormitory Auth. Rev.
  (New York Public Library) VRDO                          1.30%         6/5/2002(1)                  53,505              53,505
New York State Dormitory Auth. Rev.
  (Rockefeller Univ.) VRDO                                1.30%         6/5/2002                     39,000              39,000
New York State Dormitory Auth. Rev.
  (Rockefeller Univ.) VRDO                                1.30%         6/6/2002                     20,500              20,500
New York State Dormitory Auth. Rev.
  (State Univ.) TOB VRDO                                  1.35%         6/6/2002(1)*                  8,870               8,870
New York State Dormitory Auth. Rev. TOB                   1.70%         3/6/2003(1)*                  6,870               6,870
New York State Energy Research & Dev. Auth.
  (Con Edison) VRDO                                       1.30%         6/5/2002LOC                  15,400              15,400
New York State Energy Research & Dev. Auth.
  (Con Edison) VRDO                                       1.50%         6/5/2002LOC                  27,700              27,700

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
                                                         COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
New York State Environmental Fac. Corp. PCR
  (New York City Muni. Water Financial Auth.) TOB
   VRDO                                                   1.32%         6/6/2002(1)*                  5,000               5,000
New York State Environmental Quality GO PUT               2.05%        10/2/2002LOC                  14,400              14,400
New York State GO PUT                                     1.35%       10/10/2002LOC                  14,900              14,900
New York State GO PUT                                     2.60%         8/7/2002LOC                  24,600              24,600
New York State Local Govt. Assistance Corp. TOB           1.50%        8/15/2002(2)*                 11,070              11,070
New York State Local Govt. Assistance Corp. VRDO          1.25%         6/5/2002LOC                  61,820              61,820
New York State Medical Care Fac. Finance Agency Rev.
  (Mental Health Services)                                6.00%        8/15/2002(1)                   5,350               5,391
New York State Mortgage Agency Rev.                       1.75%         4/1/2003                     25,000              25,000
New York State Mortgage Agency Rev.                       2.20%         7/1/2002                     22,000              22,000
New York State Power Auth. Rev. CP                        1.30%        6/10/2002                      5,500               5,500
New York State Power Auth. Rev. CP                        1.35%         6/7/2002                     23,000              23,000
New York State Power Auth. Rev. CP                        1.50%         9/9/2002                      9,700               9,700
New York State Power Auth. Rev. CP                        1.65%        6/10/2002                     14,000              14,000
New York State Power Auth. Rev. VRDO                      1.30%         6/5/2002                     20,500              20,500
New York State Thruway Auth. Gen. Rev. BAN                3.25%        3/26/2003                     10,000              10,084
New York State Thruway Auth. Gen. Rev. CP                 1.45%        9/10/2002                      5,000               5,000
New York State Thruway Auth. Gen. Rev. CP                 1.55%        6/14/2002                     38,000              38,000
New York State Thruway Auth. Gen. Rev. CP                 1.65%         8/9/2002                     10,000              10,000
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund) TOB VRDO                  1.32%         6/6/2002(3)*                  8,215               8,215
New York State Urban Dev. Corp. Rev.
  (Correctional Capital Fac.) TOB VRDO                    1.32%         6/6/2002(4)*                  7,995               7,995
North Shore NY Central School Dist. TRAN                  3.25%        6/27/2002                      7,000               7,003
Port Auth. of New York & New Jersey CP                    1.45%        9/10/2002                     11,605              11,605
Port Auth. of New York & New Jersey CP                    1.50%        8/13/2002                      8,485               8,485
Port Auth. of New York & New Jersey Rev.                  4.00%         8/1/2002                      7,660               7,679
Port Washington NY Unified Free School Dist. BAN          3.40%        7/11/2002                     10,000              10,010
Port Washington NY Unified Free School Dist. TAN          3.40%        6/27/2002                     15,000              15,010
St. Lawrence County NY IDA Environmental
  Improvement Rev. (Alcoa Corp.) VRDO                     1.15%        6/5/2002LOC                   14,100              14,100
St. Lawrence County NY IDA Environmental
  Improvement Rev. (Alcoa Corp.) VRDO                     1.58%         6/5/2002                      2,140               2,140
Suffolk County NY Water Auth. Rev. VRDO                   1.40%         6/5/2002                     52,800              52,800
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO    1.30%         6/6/2002                     17,290              17,290
Triborough Bridge & Tunnel Auth. New York Rev. VRDO       1.30%         6/5/2002(2)                   8,000               8,000
Triborough Bridge & Tunnel Auth. New York Rev. VRDO       1.30%         6/5/2002(4)                  50,000              50,000
Triborough Bridge & Tunnel Auth. New York Rev. VRDO       1.35%         6/5/2002(4)                  13,200              13,200
Troy County NY IDA Civic Fac. Rev.
 (Rensselaer Polytechnic Institute) VRDO                  1.45%         6/6/2002                      9,750               9,750
Westchester County NY GO                                  3.00%        11/1/2002                      6,920               6,957
Outside New York:
Puerto Rico Govt. Dev. Bank VRDO                          1.00%         6/5/2002(1)                     400                 400
Puerto Rico Highway & Transp. Auth. Transp. Rev. VRDO     1.30%         6/5/2002(2)                  44,400              44,400
Puerto Rico TRAN                                          3.00%        7/30/2002                      5,000               5,007
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,471,634)                                                                         $     1,471,634
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                                      (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     26,809
Liabilities                                                              (3,980)
                                                               -----------------
                                                               $         22,829
                                                               -----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 1,494,411,382 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $      1,494,463
================================================================================
NET ASSET VALUE PER SHARE                                      $           1.00
================================================================================
*    See Note A in Notes to Financial Statements.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, the aggregate value of these securities was $132,645,000, representing 8.9% of net assets.
For key to abbreviations and other references, see page 24.

--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                     $ 1,494,411          $ 1.00
Undistributed Net Investment Income                          --               --
Accumulated Net Realized Gains                               52               --
Unrealized Appreciation                                      --               --
--------------------------------------------------------------------------------
NET ASSETS                                          $ 1,494,463          $ 1.00
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                     COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
-------------------------------------------------------------------------------------------------------------------------------
Albany County NY GO                                       5.00%        10/1/2012(3)         $         4,400     $         4,696
Albany NY GO                                              7.00%        1/15/2005(2)                      20                  20
Battery Park City NY Auth. Rev.                           5.50%        11/1/2026(2)                  11,750              11,978
Broome County NY Public Safety Fac. Project COP           5.25%         4/1/2015(1)                   3,000               3,070
Buffalo & Erie Counties NY Toll Bridge Auth. Rev.         6.00%         1/1/2015(1)                   4,500               4,814
Buffalo NY GO                                            5.125%         2/1/2012(2)                   1,870               1,987
Buffalo NY GO                                            5.125%         2/1/2013(2)                   2,945               3,112
Buffalo NY Sewer Auth. System Rev.                        5.25%         7/1/2008(3)                   3,500               3,614
Erie County NY GO                                         6.10%        1/15/2006(3)                   1,865               2,066
Erie County NY GO                                        6.125%        1/15/2007(3)                   1,660               1,862
Erie County NY Water Auth. Rev.                           0.00%        12/1/2005(2)                   3,000               2,727
Erie County NY Water Auth. Rev.                           0.00%        12/1/2006(2)                   6,915               6,027
Erie County NY Water Auth. Rev.                           6.00%        12/1/2008(2)                   1,600               1,795
Hempstead NY GO                                           5.50%         8/1/2005(3)(Prere.)             190                 211
Hempstead NY GO                                           5.50%         8/1/2011(3)                   2,260               2,476
Hempstead NY GO                                          5.625%         2/1/2006(3)(Prere.)             480                 537
Hempstead NY GO                                          5.625%         2/1/2012(3)                   1,220               1,304
Hempstead NY GO                                          5.625%         2/1/2013(3)                     960               1,023
Huntington NY GO                                          5.50%         4/1/2013(3)                   3,400               3,511
Huntington NY GO                                          6.70%         2/1/2011(3)                     310                 371
Long Island NY Power Auth. Electric System Rev.           0.00%         6/1/2011(4)                  16,690              11,411
Long Island NY Power Auth. Electric System Rev.           0.00%         6/1/2014(4)                   5,000               2,904
Long Island NY Power Auth. Electric System Rev.           0.00%         6/1/2021(4)                   5,900               2,225
Long Island NY Power Auth. Electric System Rev.           0.00%         6/1/2023(4)                  25,500              8,518
Long Island NY Power Auth. Electric System Rev.           0.00%         6/1/2024(4)                  16,880               5,318
Long Island NY Power Auth. Electric System Rev.           0.00%         6/1/2027(4)                  16,950              4,506
Long Island NY Power Auth. Electric System Rev.           5.00%        12/1/2018(4)                   6,000               6,059
Long Island NY Power Auth. Electric System Rev.          5.125%        12/1/2022(4)                  26,675              26,625
Long Island NY Power Auth. Electric System Rev. VRDO      1.55%         6/4/2002                      2,600               2,600
Metro. New York Transp. Auth. Rev. (Commuter Fac.)        5.00%         7/1/2012(2)                   8,730               9,160
Metro. New York Transp. Auth. Rev. (Commuter Fac.)        5.00%         7/1/2015(2)                   5,500               5,927
Metro. New York Transp. Auth. Rev. (Commuter Fac.)       5.125%         7/1/2013(3)                   3,000               3,294
Metro. New York Transp. Auth. Rev. (Commuter Fac.)        5.30%         7/1/2022(3)                  17,475              19,375
Metro. New York Transp. Auth. Rev. (Commuter Fac.)        5.50%         7/1/2017(2)                  11,585              12,996
Metro. New York Transp. Auth. Rev. (Commuter Fac.)       5.625%         7/1/2015(4)                   5,000               5,513
Metro. New York Transp. Auth. Rev. (Commuter Fac.)        5.70%         7/1/2017(1)                  16,000              18,082
Metro. New York Transp. Auth. Rev.
  (Dedicated Petroleum Tax)                               5.25%         4/1/2021(1)                   7,900               8,068
Metro. New York Transp. Auth. Rev.
  (Dedicated Petroleum Tax)                               5.25%         4/1/2026(1)                  34,060              34,408
Metro. New York Transp. Auth. Rev.
  (Dedicated Petroleum Tax)                               6.00%         4/1/2020(1)                  32,500              36,967
Metro. New York Transp. Auth. Rev. (Transit Rev.)         5.50%       11/15/2014(2)                   8,000               8,861
Metro. New York Transp. Auth. Rev. (Transit Rev.)         5.50%       11/15/2016(2)                  17,425              18,775
Metro. New York Transp. Auth. Rev. (Transit Rev.)         5.50%       11/15/2017(2)                  35,000              37,500
Metro. New York Transp. Auth. Rev. (Transp. Fac.)         4.75%         7/1/2024(1)                   3,670               3,524
Metro. New York Transp. Auth. Rev. (Transp. Fac.)         5.00%         7/1/2017(2)                   5,000               5,138
Metro. New York Transp. Auth. Rev. (Transp. Fac.)         5.25%         7/1/2017(3)                   6,300               6,972
Metro. New York Transp. Auth. Rev. (Transp. Fac.)         5.70%         7/1/2017(1)                   5,500               6,260
Metro. New York Transp. Auth. Rev. (Transp. Fac.)         6.00%         7/1/2011(2)                   2,000               2,007
Metro. New York Transp. Auth. Rev. (Transp. Fac.)         7.00%         7/1/2009(2)                   9,050              10,680
Montgomery, Ostego, Schoharie Counties NY
  Solid Waste Management Auth. Rev.                       5.25%         1/1/2003(1)(Prere.)             250                 251

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                     COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Montgomery, Ostego, Schoharie Counties NY
  Solid Waste Management Auth. Rev.                       5.25%         1/1/2014(1)         $         1,390     $         1,396
Nassau County NY Combined Sewer Dist. GO                  5.00%         5/1/2009(3)                   3,210               3,426
Nassau County NY Combined Sewer Dist. GO                  5.00%         5/1/2010(3)                   2,875               3,054
Nassau County NY Combined Sewer Dist. GO                  5.00%         5/1/2011(3)                   1,770               1,870
Nassau County NY Combined Sewer Dist. GO                  5.35%         7/1/2008(1)                   4,730               5,157
Nassau County NY Combined Sewer Dist. GO                  5.35%        1/15/2009(1)                   3,505               3,803
Nassau County NY Combined Sewer Dist. GO                  5.35%         7/1/2009(1)                   4,635               5,053
Nassau County NY Combined Sewer Dist. GO                 5.875%         8/1/2012(3)                     825                 878
Nassau County NY Combined Sewer Dist. GO                  6.20%        5/15/2007(1)                     840                 874
Nassau County NY Combined Sewer Dist. GO                  6.20%        5/15/2008(1)                     835                 868
Nassau County NY Combined Sewer Dist. GO                  6.25%        5/15/2009(1)                     825                 858
Nassau County NY Combined Sewer Dist. GO                  6.25%        5/15/2010(1)                     820                 853
Nassau County NY GO                                      5.125%         3/1/2013(2)                   5,860               6,163
Nassau County NY GO                                      5.125%         3/1/2014(2)                   5,900               6,184
Nassau County NY GO                                       5.25%         6/1/2011(2)                   3,670               3,966
Nassau County NY GO                                       5.25%         6/1/2012(2)                   4,670               5,020
Nassau County NY GO                                       5.25%         6/1/2013(2)                   6,905               7,364
Nassau County NY GO                                       5.25%         6/1/2014(2)                   6,585               6,972
Nassau County NY GO                                       5.50%        7/15/2007(1)                   1,270               1,305
Nassau County NY GO                                       5.50%        7/15/2008(1)                   1,300               1,342
Nassau County NY GO                                       5.50%        7/15/2009(1)                   1,325               1,367
Nassau County NY GO                                       5.50%        7/15/2010(1)                   1,345               1,387
Nassau County NY GO                                       5.50%        7/15/2011(1)                   1,370               1,413
Nassau County NY GO                                       5.70%         8/1/2011(3)                   2,000               2,118
Nassau County NY GO                                       5.75%         2/1/2011(1)                   1,100               1,150
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                    5.60%         4/1/2018(1)                   2,635               2,760
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                    5.65%         4/1/2022(1)                   5,000               5,185
New York City NY Cultural Resources Rev.
  (American Museum of Natural History)                    5.70%         4/1/2016(1)                  12,730              13,498
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                  5.40%         1/1/2003(2)(Prere.)             720                 750
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                  5.40%         1/1/2006(2)(ETM)                 85                  93
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                  5.50%         1/1/2003(2)(Prere.)             805                 839
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                  5.50%         1/1/2007(2)(ETM)                 35                  39
New York City NY Cultural Resources Rev.
  (Museum of Modern Art)                                  5.50%         1/1/2016(2)                   2,000               2,102
New York City NY GO                                      5.125%         8/1/2013(4)                  19,025              19,967
New York City NY GO                                       5.20%         8/1/2014(4)                   5,000               5,240
New York City NY GO                                       5.25%        3/15/2016                      5,000               5,072
New York City NY GO                                      5.375%         8/1/2013(3)                   8,295               8,777
New York City NY GO                                       5.75%         8/1/2002(3)(Prere.)           1,405               1,436
New York City NY GO                                       5.75%         8/1/2009(3)                   2,845               2,908
New York City NY GO                                       5.75%         8/1/2011(1)                  15,750              17,477
New York City NY GO                                      6.625%         8/1/2002(1)(Prere.)             535                 548
New York City NY GO                                      6.625%         8/1/2013(1)                     140                 143
New York City NY GO VRDO                                  1.30%         6/5/2002LOC                   1,350               1,350

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
                                                         COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
New York City NY GO VRDO                                  1.45%         6/5/2002LOC         $         3,800     $         3,800
New York City NY GO VRDO                                  1.50%         6/4/2002                      6,100               6,100
New York City NY GO VRDO                                  1.52%         6/4/2002LOC                   5,010               5,010
New York City NY GO VRDO                                  1.55%         6/4/2002(1)                  22,490              22,490
New York City NY GO VRDO                                  1.60%         6/4/2002LOC                   6,700               6,700
New York City NY Health & Hosp. Corp. Rev.               5.625%        2/15/2013(2)                  23,400              24,295
New York City NY IDA (USTA National Tennis Center)       6.375%       11/15/2014(4)                   2,000               2,205
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               0.00%        6/15/2017                     10,000               4,779
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               0.00%        6/15/2018                     10,000               4,508
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               0.00%        6/15/2021                      4,490               1,674
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                              5.35%         6/15/2013(1)                   5,300               5,462
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.50%        6/15/2027(1)                  23,955              24,610
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.75%        6/15/2029(1)                  15,000              15,866
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.75%        6/15/2031(3)                  30,650              32,342
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                              5.875%        6/15/2012(2)                  18,500              20,984
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                              5.875%        6/15/2013(2)                  20,000              22,670
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          1.50%         6/4/2002(3)                  12,225              12,225
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          1.55%         6/4/2002(3)                  12,200              12,200
New York City NY Transitional Finance Auth. Rev.          5.25%         5/1/2013                     12,270              13,176
New York City NY Transitional Finance Auth. Rev.          5.25%         5/1/2014                     17,720              18,876
New York City NY Transitional Finance Auth. Rev.         5.375%         2/1/2015                      7,310               7,783
New York City NY Transitional Finance Auth. Rev.         5.375%        2/15/2015                      9,395              10,005
New York City NY Transitional Finance Auth. Rev.         5.375%         2/1/2016                      8,415               8,885
New York City NY Transitional Finance Auth. Rev.          5.50%         2/1/2012                      6,800               7,473
New York City NY Transitional Finance Auth. Rev.          5.50%         2/1/2014                     12,000              13,024
New York City NY Transitional Finance Auth. Rev.          5.50%         2/1/2015                      5,000               5,392
New York City NY Transitional Finance Auth. Rev.          5.50%         2/1/2016                     14,000              14,985
New York City NY Transitional Finance Auth. Rev.          5.50%        2/15/2016                      2,735               2,928
New York City NY Transitional Finance Auth. Rev.          5.50%         5/1/2025                      3,000               3,074
New York City NY Transitional Finance Auth. Rev.          5.75%       11/15/2020                     10,000              10,690
New York City NY Transitional Finance Auth. Rev.          5.75%        8/15/2024                      5,000               5,268
New York City NY Transitional Finance Auth. Rev. VRDO     1.50%         6/4/2002                        200                 200
New York City NY Transitional Finance Auth. Rev. VRDO     1.55%         6/4/2002                        300                 300
New York State Dormitory Auth. Rev. (Barnard College)     5.25%         7/1/2026(2)                   4,370               4,370
New York State Dormitory Auth. Rev. (Catholic Health)     5.50%         7/1/2022(1)                  10,000              10,280
New York State Dormitory Auth. Rev. (City Univ.)          5.50%         7/1/2016(2)                  16,000              16,877
New York State Dormitory Auth. Rev. (City Univ.)          5.75%         7/1/2009(3)                   3,750               4,198
New York State Dormitory Auth. Rev. (City Univ.)          5.75%         7/1/2011(3)                   5,950               6,693
New York State Dormitory Auth. Rev. (City Univ.)          5.75%        7/15/2015(3)                  33,835              37,130
New York State Dormitory Auth. Rev. (City Univ.)          5.75%         7/1/2016(3)                   7,255               7,910
New York State Dormitory Auth. Rev. (City Univ.)          5.75%        7/15/2016(3)                   4,475               4,879

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                     COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev.
  (Columbia Presbyterian Hosp.)                           5.50%        2/15/2007(2)                   3,500               3,818
New York State Dormitory Auth. Rev. (Columbia Univ.)      5.75%         7/1/2002(Prere.)             11,965              12,007
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO  1.30%         6/6/2002                        300                 300
New York State Dormitory Auth. Rev. (Court Fac.)          5.75%        5/15/2023(2)                  21,370              22,714
New York State Dormitory Auth. Rev. (Department of Health)5.50%         7/1/2025(1)                   3,870               3,930
New York State Dormitory Auth. Rev. (Fordham Univ.)       5.50%         7/1/2023(3)                  10,150              10,316
New York State Dormitory Auth. Rev. (Fordham Univ.)       5.75%         7/1/2015(3)                   1,500               1,599
New York State Dormitory Auth. Rev. (Fordham Univ.)       7.20%         7/1/2015(2)                     710                 713
New York State Dormitory Auth. Rev.
  (Jewish Medical Center)                                 5.00%         7/1/2018(1)                  10,000              10,035
New York State Dormitory Auth. Rev.
  (Lenox Hill Hosp. Obligation Group)                    5.375%         7/1/2020                      2,400               2,404
New York State Dormitory Auth. Rev.
  (Mental Health Services)                               5.375%        2/15/2026(1)                   7,500               7,530
New York State Dormitory Auth. Rev.
  (Mental Health Services)                                5.50%        5/15/2026(1)                  15,805              16,085
New York State Dormitory Auth. Rev.
  (Mental Health Services)                               5.875%        8/15/2013(4)                   2,475               2,744
New York State Dormitory Auth. Rev.
  (Mental Health Services)                               5.875%        8/15/2014(4)                   2,625               2,897
New York State Dormitory Auth. Rev.
  (Mental Health Services)                               5.875%        8/15/2015(4)                   2,785               3,065
New York State Dormitory Auth. Rev.
  (Montefiore Medical Center)                             5.25%         2/1/2015(2)                  42,750              44,277
New York State Dormitory Auth. Rev.
  (Mt. Sinai School of Medicine)                          6.75%         7/1/2015(1)                   7,245               7,420
New York State Dormitory Auth. Rev.
  (New School for Social Research)                       5.625%         7/1/2016(1)                   2,260               2,410
New York State Dormitory Auth. Rev.
  (New York Medical College)                              5.00%         7/1/2021(1)                  11,980              11,892
New York State Dormitory Auth. Rev. (New York Univ.)      5.50%         7/1/2031(2)                   8,910               9,440
New York State Dormitory Auth. Rev. (New York Univ.)      5.50%         7/1/2040(2)                  20,330              21,572
New York State Dormitory Auth. Rev.
  (North Shore Univ. Hosp.)                               5.20%        11/1/2017(1)                  30,170              30,950
New York State Dormitory Auth. Rev. (Pace)               5.625%         7/1/2017(1)                  11,185              11,885
New York State Dormitory Auth. Rev. (Queens Hosp.)        5.45%        8/15/2019(2)                   5,165               5,369
New York State Dormitory Auth. Rev.
  (Rochester Institute of Technology)                     5.25%         7/1/2022(1)                   3,000               3,023
New York State Dormitory Auth. Rev.
  (Rochester Institute of Technology)                     5.30%         7/1/2017(1)                   6,275               6,502
New York State Dormitory Auth. Rev. (Rockefeller Univ.)   5.00%         7/1/2018                      2,805               2,852
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                         5.50%         7/1/2023(1)                  14,000              14,905
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                         5.75%         7/1/2019(1)                  15,900              17,726
New York State Dormitory Auth. Rev.
  (Sloan-Kettering Cancer Center)                         5.75%         7/1/2020(1)                   5,500               6,098
New York State Dormitory Auth. Rev.
  (St. John's Univ.)                                      5.25%         7/1/2020(1)                  15,170              15,439
New York State Dormitory Auth. Rev.
  (St. John's Univ.)                                      5.25%         7/1/2025(1)                  10,950              10,992
New York State Dormitory Auth. Rev.
  (St. John's Univ.)                                      5.70%         7/1/2026(1)                  14,370              14,862
New York State Dormitory Auth. Rev.
  (St. Joseph's Hosp.)                                    5.25%         7/1/2018(1)                   6,700               6,847

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
                                                         COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev.
  (St. Vincent Hosp. Medical Center)                      5.80%         8/1/2025(2)         $         4,250     $         4,397
New York State Dormitory Auth. Rev. (State Univ.)         6.00%         7/1/2009(2)                   1,590               1,802
New York State Dormitory Auth. Rev. (State Univ.)         6.00%        5/15/2012(1)                  16,160              18,343
New York State Dormitory Auth. Rev. (State Univ.)         6.00%        5/15/2013(1)                  27,285              30,773
New York State Dormitory Auth. Rev. (State Univ.)         6.00%        5/15/2014(1)                  10,660              11,992
New York State Dormitory Auth. Rev. (State Univ.)         6.00%        5/15/2015(1)                  12,500              14,053
New York State Dormitory Auth. Rev. (State Univ.)         6.00%        5/15/2016(1)                   5,000               5,589
New York State Dormitory Auth. Rev.
  (The New York & Presbyterian Hosp.)                     5.50%         2/1/2010(2)                   6,330               6,912
New York State Dormitory Auth. Rev. (Univ. of Rochester)  5.00%         7/1/2017(1)                   2,000               2,035
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                            5.00%         7/1/2014(2)                   2,670               2,779
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                            5.00%         7/1/2015(2)                   3,000               3,099
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                            5.00%         7/1/2016(2)                   1,250               1,281
New York State Dormitory Auth. Rev.
  (Upstate Community Colleges)                            5.25%         7/1/2012(2)                   6,170               6,609
New York State Dormitory Auth. Rev.
  (Vassar Brothers Hosp.)                                 5.25%         7/1/2017(4)                   8,025               8,247
New York State Dormitory Auth. Rev.
  (Vassar Brothers Hosp.)                                5.375%         7/1/2025(4)                   7,000               7,045
New York State Energy Research & Dev. Auth. PCR
  (Niagara Mohawk)                                       6.625%        10/1/2013(3)                  10,000              10,331
New York State Environmental Fac. Corp. PCR
  (New York City Muni. Water Financial Auth.)             5.55%        7/15/2009                      2,000               2,155
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds)               5.375%        6/15/2015                      7,650               8,192
New York State Environmental Fac. Corp. Rev.
  (Clean Water & Drinking Revolving Funds)               5.375%        6/15/2016                      6,000               6,370
New York State GO                                         5.75%        5/15/2011(4)                   4,540               5,028
New York State GO                                        5.875%        5/15/2012(4)                   4,670               5,204
New York State Local Govt. Assistance Corp.               5.25%         4/1/2015(2)                   8,000               8,318
New York State Local Govt. Assistance Corp.              5.375%         4/1/2019(1)                   3,000               3,088
New York State Local Govt. Assistance Corp. VRDO          1.25%         6/5/2002LOC                     570                 570
New York State Medical Care Fac. Finance Agency Rev.      5.25%        2/15/2019(3)                  16,230              16,375
New York State Medical Care Fac. Finance Agency Rev.
  (Mental Health Services)                                5.50%        8/15/2021(3)*                  7,970               7,988
New York State Medical Care Fac. Finance Agency Rev.
  (Mental Health Services)                                6.00%        8/15/2015(1)                     150                 162
New York State Thruway Auth. General Rev.                 5.25%         1/1/2014                      5,560               5,824
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                         5.25%         4/1/2014(1)                   7,500               7,960
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                         5.50%         4/1/2014(3)                   2,500               2,720
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                         5.50%         4/1/2015(3)                   2,000               2,162
New York State Thruway Auth. Rev.
  (Highway & Bridge Transit Fund)                         5.50%         4/1/2016(3)                   3,000               3,219
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.00%         4/1/2016(4)                   5,165               5,269
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.30%         4/1/2010(1)                   3,775               4,065

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                     COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.50%         4/1/2015(1)         $         12,480    $        13,032
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.75%         4/1/2012(3)                   5,575               6,202
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.75%         4/1/2013(3)                   5,870               6,502
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.75%         4/1/2014(3)                   3,000               3,308
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.75%         4/1/2015(3)                   2,500               2,750
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           5.75%         4/1/2016(3)                   2,080               2,273
New York State Thruway Auth. Rev.
  (Highway & Bridge Trust Fund)                           6.00%         4/1/2012(4)                   2,800               3,168
New York State Thruway Auth. Rev. (Service Contract)      5.25%         4/1/2015                      8,075               8,389
New York State Thruway Auth. Rev. (Service Contract)      5.75%         4/1/2014(1)                   4,000               4,370
New York State Urban Dev. Corp. Rev.
  (Community Enhancement Fac.)                           5.125%         4/1/2015(2)                   5,500               5,721
New York State Urban Dev. Corp. Rev. (Correctional Fac.) 5.375%         1/1/2012(1)                  21,375              22,206
New York State Urban Dev. Corp. Rev. (Correctional Fac.)  5.50%         4/1/2016(1)                  13,350              13,979
New York State Urban Dev. Corp. Rev. (Correctional Fac.)  5.75%         1/1/2016(4)                   6,380               6,985
New York State Urban Dev. Corp. Rev. (Correctional Fac.)  6.00%         1/1/2011(2)                   2,500               2,795
New York State Urban Dev. Corp. Rev. (Correctional Fac.)  6.00%         1/1/2012(2)                   3,000               3,349
New York State Urban Dev. Corp. Rev. (Correctional Fac.)  6.00%         1/1/2013(2)                   4,110               4,563
New York State Urban Dev. Corp. Rev. (Correctional Fac.)  6.00%         1/1/2014(2)                   5,000               5,539
Niagara County NY IDA Solid Waste Disposal Rev.           5.55%       11/15/2024                     12,500              12,743
Niagara Falls NY Bridge Comm. Rev.                        5.25%        10/1/2015(3)                   5,000               5,378
Niagara Falls NY Bridge Comm. Rev.                        6.25%        10/1/2020(3)                   8,685              10,162
Niagara Falls NY Bridge Comm. Rev.                        6.25%        10/1/2021(3)                   9,230              10,749
North Hempstead NY GO                                     6.30%         4/1/2008(3)                   2,055               2,344
North Hempstead NY GO                                     6.40%         4/1/2010(3)                   1,500               1,748
North Hempstead NY GO                                     6.40%         4/1/2011(3)                   2,075               2,441
North Hempstead NY Solid Waste Auth.                      5.00%         2/1/2012(1)                   3,370               3,547
Onondaga County NY Public Improvements                   5.875%        2/15/2008                      2,475               2,771
Port Auth. of New York & New Jersey Rev.                  5.25%        9/15/2012(3)                  14,410              15,008
Suffolk County NY GO                                      5.20%        7/15/2002(3)(Prere.)           1,100               1,127
Suffolk County NY Water Auth. Rev.                        5.25%         6/1/2010(2)(ETM)              3,790               4,172
Suffolk County NY Water Auth. Rev.                        5.25%         6/1/2011(2)(ETM)              2,380               2,620
Suffolk County NY Water Auth. Rev.                        5.25%         6/1/2012(2)(ETM)              4,290               4,725
Suffolk County NY Water Auth. Rev.                        5.25%         6/1/2017(2)                   1,695               1,817
Suffolk County NY Water Auth. Rev.                        5.75%         6/1/2002(2)(Prere.)           1,100               1,122
Suffolk County NY Water Auth. Rev.                        5.75%         6/1/2013(2)                   7,340               7,506
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO    1.30%         6/6/2002                      3,500               3,500
Triborough Bridge & Tunnel Auth. New York Rev.            5.00%         1/1/2016(3)                   9,000               9,251
Triborough Bridge & Tunnel Auth. New York Rev.           5.125%         1/1/2015(1)                   6,500               6,804
Triborough Bridge & Tunnel Auth. New York Rev.            5.25%         1/1/2014                      3,000               3,185
Triborough Bridge & Tunnel Auth. New York Rev.            5.25%         1/1/2015                      2,930               3,088
Triborough Bridge & Tunnel Auth. New York Rev.            5.25%         1/1/2016                      2,500               2,613
Triborough Bridge & Tunnel Auth. New York Rev.            5.25%         1/1/2018                      2,330               2,408
Triborough Bridge & Tunnel Auth. New York Rev.            5.50%         1/1/2017(2)                   3,745               3,748
Triborough Bridge & Tunnel Auth. New York Rev.            6.75%         1/1/2009(2)                   3,000               3,480
Triborough Bridge & Tunnel Auth. New York Rev. VRDO       1.30%         6/5/2002(2)                   1,500               1,500

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE              MARKET
                                                                        MATURITY                     AMOUNT              VALUE*
                                                         COUPON             DATE                      (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel Auth. New York Rev. VRDO       1.30%         6/5/2002(4)         $        13,200     $        13,200
Triborough Bridge & Tunnel Auth. New York Rev. VRDO       1.35%         6/5/2002(4)                  10,900              10,900
Westchester County NY GO                                  6.70%        11/1/2008                      3,250               3,841
Westchester County NY GO                                  6.70%        11/1/2009                      3,645               4,348

OUTSIDE NEW YORK:

Puerto Rico Electric Power Auth. Rev.                                       5.25%   7/1/2015(1)    12,000    12,886
Puerto Rico Electric Power Auth. Rev.                                      5.375%   7/1/2016(1)    16,345    17,626
Puerto Rico Electric Power Auth. Rev.                                      5.375%   7/1/2018(1)     6,250     6,639
Puerto Rico Electric Power Auth. Rev.                                      5.375%   7/1/2019(1)     6,500     6,852
Puerto Rico GO                                                              5.00%   7/1/2013(3)     6,000     6,702
Puerto Rico GO                                                              5.00%   7/1/2014(3)     2,500     2,790
Puerto Rico GO                                                              5.00%   7/1/2017(1)    11,475    11,781
Puerto Rico GO                                                              5.00%   7/1/2018(1)     2,650     2,705
Puerto Rico GO                                                              5.50%   7/1/2021(1)    16,505    17,894
Puerto Rico Govt. Dev. Bank VRDO                                            1.00%   6/5/2002(1)    23,830    23,830
Puerto Rico Highway & Transp. Auth. Transp. Rev. VRDO                       1.30%   6/5/2002(2)    28,400    28,400
Puerto Rico Infrastructure Financing Auth. Special Tax Rev.                 5.00%   7/1/2021(2)    16,935    17,051
Puerto Rico Muni. Finance Agency                                            5.75%   8/1/2011(4)    15,810    17,648
Puerto Rico Muni. Finance Agency                                           5.875%   8/1/2014(4)     6,480     7,181
Puerto Rico Muni. Finance Agency                                            6.00%   8/1/2016(4)     2,645     2,943
Puerto Rico Public Finance Corp.                                            6.00%   8/1/2026       10,000    11,137
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,941,165)                                                                         $     2,031,082
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    30,661
Liabilities                                                                                                             (4,595)
                                                                                                                ---------------
                                                                                                                $       26,066
                                                                                                                ---------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $     2,057,148
===============================================================================================================================
*    See Note A in Notes to Financial Statements.
*    Securities  with a value of  $6,099,000  have been  segregated  as  initial margin for open futures contracts.
For key to abbreviations and other references, see page 24.

--------------------------------------------------------------------------------
NEW YORK LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                $      1,968,485
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                          (1,401)
Unrealized Appreciation--Note F
  Investment Securities                                                  89,917
  Futures Contracts                                                         147
--------------------------------------------------------------------------------
NET ASSETS                                                     $      2,057,148
================================================================================

Investor Shares--Net Assets
Applicable to 120,101,517 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $      1,344,310
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                     $          11.19
================================================================================

Admiral Shares--Net Assets
Applicable to 63,685,387 outstanding $.001
  par value shares of beneficial interest
   (unlimited authorization)                                   $        712,838
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                      $          11.19
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO-- General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO-- Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


SCHEDULED PRINCIPAL AND INTEREST PAYMENTS ARE GUARANTEED BY:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.
LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.


---------------------------------------------------------------------------
                               NEW YORK TAX-EXEMPT       NEW YORK LONG-TERM
                                 MONEY MARKET FUND          TAX-EXEMPT FUND
                               --------------------------------------------
                                       SIX MONTHS ENDED MAY 31, 2002
                               --------------------------------------------
                                       (000)                        (000)
---------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                            $  10,837                   $ 46,586
---------------------------------------------------------------------------
    Total Income                         10,837                     46,586
---------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services             75                        106
    Management and Administrative
      Investor Shares                       888                        966
      Admiral Shares*                        --                        304
    Marketing and Distribution
      Investor Shares                       150                        122
      Admiral Shares*                        --                         38
    Custodian Fees                            3                         12
    Auditing Fees                             4                          6
    Shareholders' Reports
      Investor Shares                         8                         12
      Admiral Shares*                        --                          4
    Trustees' Fees and Expenses               1                          1
---------------------------------------------------------------------------
    Total Expenses                        1,129                      1,571
    Expenses Paid Indirectly--Note C         --                       (153)
---------------------------------------------------------------------------
    Net Expenses                          1,129                      1,418
---------------------------------------------------------------------------
NET INVESTMENT INCOME                     9,708                     45,168
---------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                101                      1,286
  Futures Contracts                          --                     (3,353)
---------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                    101                     (2,067)
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
    Investment Securities Sold               --                     11,303
    Futures Contracts                        --                      1,158
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                             --                     12,461
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $ 9,809                   $ 55,562
===========================================================================
*The New York Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


--------------------------------------------------------------------------------------------------
                                       NEW YORK TAX-EXEMPT                  NEW YORK LONG-TERM
                                        MONEY MARKET FUND                       TAX-EXEMPT FUND
                                ------------------------------------------------------------------
                                  SIX MONTHS           YEAR           SIX MONTHS              YEAR
                                       ENDED          ENDED                ENDED             ENDED
                                MAY 31, 2002  NOV. 30, 2001         MAY 31, 2002     NOV. 30, 2001
                                     (000)            (000)             (000)             (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income              $ 9,708       $ 35,449             $ 45,168          $ 87,097
  Realized Net Gain (Loss)               101            (35)              (2,067)           13,485
  Change in Unrealized Appreciation
    (Depreciation)                        --             --               12,461            42,821
--------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations         9,809         35,414               55,562           143,403
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                   (9,708)       (35,449)             (29,903)         (74,155)
    Admiral Shares*                       --             --              (15,265)         (12,942)
Realized Capital Gain**
    Investor Shares                       --             --               (7,382)               --
    Admiral Shares*                       --             --               (3,566)               --
--------------------------------------------------------------------------------------------------
    Total Distributions               (9,708)       (35,449)             (56,116)         (87,097)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
    Investor Shares                  135,836        204,238               12,556         (384,354)
    Admiral Shares*                       --             --               86,725          622,075
--------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions       135,836        204,238               99,281           237,721
--------------------------------------------------------------------------------------------------
    Total Increase (Decrease)        135,937        204,203               98,727           294,027
--------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period              1,358,526      1,154,323            1,958,421         1,664,394
--------------------------------------------------------------------------------------------------
  End of Period                 $  1,494,463   $  1,358,526         $  2,057,148      $  1,958,421
==================================================================================================
*    The New York Tax-Exempt Money Market Fund does not offer Admiral Shares.
**   Fiscal 2002 includes  short-term gain  distributions  totaling  $1,164,000.
     Short-term  gain  distributions  are  treated  as  ordinary  income for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


NEW YORK TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------
                                                                                               SEP. 3* TO
                                                                 YEAR ENDED NOVEMBER 30,         NOV. 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED  ------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 2002   2001      2000       1999     1998        1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $1.00  $1.00     $1.00      $1.00    $1.00       $1.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .007   .028      .038       .030     .032        .008
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    --     --        --         --       --          --
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                .007   .028      .038       .030     .032        .008
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.007) (.028)    (.038)     (.030)   (.032)     (.008)
  Distributions from Realized Capital Gains           --     --        --         --       --         --
---------------------------------------------------------------------------------------------------------
    Total Distributions                            (.007) (.028)    (.038)     (.030)   (.032)     (.008)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $1.00  $1.00     $1.00      $1.00    $1.00       $1.00
==========================================================================================================

Total Return                                       0.69%  2.79%     3.87%      3.01%    3.27%       0.84%
=========================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)            $1,494 $1,359    $1,154       $798     $483        $148
  Ratio of Total Expenses to Average Net Assets  0.16%**  0.18%     0.14%      0.17%    0.19%     0.20%**
  Ratio of Net Investment Income to
    Average Net Assets                           1.38%**  2.72%     3.81%      2.99%    3.19%     3.52%**
=========================================================================================================
 *Inception.
**Annualized.

NEW YORK LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED  -----------------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 2002   2001      2000       1999     1998        1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.20 $10.83    $10.42     $11.30   $11.05      $10.99
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .252   .525      .556       .547     .564        .572
  Net Realized and Unrealized Gain (Loss)
    on Investments                                  .053   .370      .410     (.789)     .267        .101
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                .305   .895      .966      (.242)    .831        .673
---------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income            (.252) (.525)    (.556)     (.547)   (.564)      (.572)
  Distributions from Realized Capital Gains       (.063)     --        --     (.091)   (.017)      (.041)
---------------------------------------------------------------------------------------------------------
    Total Distributions                           (.315) (.525)    (.556)     (.638)   (.581)      (.613)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.19 $11.20    $10.83     $10.42   $11.30      $11.05
=========================================================================================================

TOTAL RETURN                                       2.79%  8.37%     9.56%     -2.25%    7.69%       6.36%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)              $1,344 $1,333    $1,664     $1,530   $1,406      $1,133
  Ratio of Total Expenses to
    Average Net Assets                            0.18%*  0.20%      0.20%     0.20%    0.21%       0.20%
  Ratio of Net Investment Income to
    Average Net Assets                            4.56%*  4.71%     5.28%      5.02%    5.03%       5.26%
  Portfolio Turnover Rate                            3%*    12%       21%         5%      17%          6%
=========================================================================================================
*Annualized.

NEW YORK LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                          ENDED       MAY 14* TO
                                                        MAY 31,         NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2002             2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11.20           $11.05
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .255             .284
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         .053             .150
--------------------------------------------------------------------------------
    Total from Investment Operations                       .308             .434
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.255)           (.284)
  Distributions from Realized Capital Gains              (.063)              --
--------------------------------------------------------------------------------
    Total Distributions                                  (.318)           (.284)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.19           $11.20
================================================================================

TOTAL RETURN                                              2.81%            3.94%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $713             $626
  Ratio of Total Expenses to Average Net Assets         0.13%**          0.15%**
  Ratio of Net Investment Income to Average Net Assets  4.61%**          4.58%**
  Portfolio Turnover Rate                                  3%**              12%
================================================================================
* Inception.
** Annualized.

Notes to Financial Statements

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market Fund and New York Long-Term Tax-Exempt Fund (formerly known as New York Insured Long-Term Tax Exempt Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

     The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector.Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTION    PERCENTAGE    PERCENTAGE OF
                                      TO VANGUARD       OF FUND       VANGUARD'S
NEW YORK TAX-EXEMPT FUND                    (000)    NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                 $263         0.02%            0.26%
Long-Term                                     365         0.02             0.36
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2002, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $146,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

D. During the six months  ended May 31,  2002,  the  Long-Term  Tax-Exempt  Fund
purchased   $140,063,000  of  investment  securities  and  sold  $27,207,000  of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Long-Term Tax-Exempt Fund had realized losses totaling $333,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $89,584,000, consisting of unrealized gains of $91,447,000 on securities that had risen in value since their purchase and $1,863,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

     At May 31, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                    (000)
                                                      --------------------------
                                                      AGGREGATE       UNREALIZED
                                 NUMBER OF LONG      SETTLEMENT     APPRECIATION
NEW YORK TAX-EXEMPT FUND
  /FUTURES CONTRACT           (SHORT) CONTRACTS           VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Long-Term/
  30-Year U.S. Treasury Bond                200         $20,225            $147
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                  SIX MONTHS ENDED             YEAR ENDED
                                    MAY 31, 2002            NOVEMBER 30, 2001
                                ---------------------  -------------------------
                                 AMOUNT       SHARES      AMOUNT         SHARES
NEW YORK TAX-EXEMPT FUND          (000)        (000)       (000)         (000)
--------------------------------------------------------------------------------
MONEY MARKET
  Issued                      $ 774,367      774,367 $ 1,355,937       1,355,937
  Issued in Lieu of
    Cash Distributions            9,391        9,391      34,238          34,238
  Redeemed                    (647,922)    (647,922) (1,185,937)     (1,185,937)
                              --------------------------------------------------
    Net Increase (Decrease)     135,836      135,836     204,238         204,238
--------------------------------------------------------------------------------
LONG-TERM
Investor Shares
  Issued                      $ 173,118       15,588 $   448,725          40,147
  Issued in Lieu of
    Cash Distributions           28,047        2,531      52,539           4,701
  Redeemed                    (188,609)     (17,004)   (885,618)        (79,483)
                              --------------------------------------------------
    Net Increase (Decrease)
     --Investor Shares           12,556        1,115   (384,354)        (34,635)
                              --------------------------------------------------
Admiral Shares
  Issued                        163,596       14,723     674,303          60,492
  Issued in Lieu of
    Cash Distributions           13,586        1,226       9,225             819
  Redeemed                     (90,457)      (8,143)    (61,453)         (5,432)
                              --------------------------------------------------
    Net Increase (Decrease)
    --Admiral Shares             86,725        7,806     622,075          55,879
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information,  or to  request  additional  information  about  the funds or other
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All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q762 072002